UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 12, 2001


                              HITSGALORE.COM, INC.
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             (Exact name of Registrant as specified in its charter)


         FLORIDA                       000-26668                 65-0036344
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(State or other jurisdiction          (Commission             (I.R.S Employer
of incorporation or organization)     file Number)           Identification No.)


10134 6th Street, Suite J, Rancho Cucamonga, CA           91730
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(Address of principal executive offices)                (ZIP Code)


Registrant's telephone number, including area code   (909) 481-8821


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                              HITSGALORE.COM, INC.


Item 6. Resignations of Registrant's Directors

On February 12, 2001, all members of the Board of Directors and executive officers of Hitsgalore.com, Inc. resigned their positions as directors and executive officers of the Company. The resigning directors and executive officers were Dorian Reed, Chairman of the Board and Chief Executive Officer, Robert A. Thompson, Vice President, Treasurer, Principal Accounting Officer and Director, Melvyn L. Price, Director, Phillip Lloyd Kaich, Director, and Daniel Melvin Grant, Director.

The resignations were a part of a restructuring of the Company from a "pure dot com" to a multifaceted entertainment/Hollywood-Active production company. None of the resigning directors and executive officers had any disagreement with the Company on any matter relating to the Company's operations, polices or practices and have requested that any such matters be disclosed.

A new Board of Directors was voted in by consent of the majority shareholder.


Item 7. Financial Statements and Exhibits

(c) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HITSGALORE.COM, INC.                                 Date: February 15, 2001

By: /s/ David L. Shade
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        David L. Shade
        Chairman of the Board



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